Exhibit 99.1

SYNIVERSE HOLDINGS, INC. ANNOUNCES LAUNCH OF PRIVATE EXCHANGE OFFER FOR UP TO $364 MILLION OF ITS OUTSTANDING 9.125% SENIOR NOTES DUE 2019

NEW YORK, NY – December 9, 2016 – Syniverse Holdings, Inc. (“Syniverse”) and Syniverse Foreign Holdings Corporation (“SFHC”), an indirect wholly-owned subsidiary of Syniverse, today announced that on December 8, 2016, they commenced an offer to exchange (the “Exchange Offer”) for up to $364 million (the “Maximum Exchange Amount”) of Syniverse’s outstanding 9.125% Senior Notes due 2019 (the “Existing Notes”) held by Eligible Holders, as defined below, for the consideration set forth in the table below.

Existing Notes to be Exchanged	CUSIP No.	Outstanding Aggregate Principal Amount (in millions)	Total Consideration Amount for each $1,000 Principal Amount of Existing Notes Tendered On or Prior to the Early Tender Time(1)	Exchange Consideration Amount for each $1,000 Principal Amount of Existing Notes Tendered After the Early Tender Time(2)
9.125% Senior Notes due 2019	87163FAA4	$475.0	$1,000 principal amount of Syniverse Foreign Holdings Corporation’s 9.125% Senior Notes due 2022 (3)	$950 principal amount of Syniverse Foreign Holdings Corporation’s 9.125% Senior Notes due 2022 (3)

(1)	Includes the Early Tender Payment (as defined below) of $50 principal amount of Syniverse Foreign Holdings Corporation’s 9.125% Senior Notes due 2022.
(2)	Does not include the Early Tender Payment.
(3)	In addition, accrued and unpaid interest to, but not including, the settlement date for the Existing Notes accepted for exchange will be paid on the settlement date in cash.

The Exchange Offer is being made solely to Eligible Holders upon the terms and subject to the conditions set forth in the confidential offering memorandum (the “Offering Memorandum”) and the related letter of transmittal (the “Letter of Transmittal”), each dated December 8, 2016.

The Exchange Offer is being made only (a) in the United States, to holders of Existing Notes who are “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), (b) outside the United States, to holders of Existing Notes who are not “U.S. persons,” as defined in Rule 902 under the Securities Act and (c) to institutional investors which are “accredited investors,” as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act. We refer to the holders of Existing Notes who have certified that they are eligible to participate in the Exchange Offer pursuant to at least one of the foregoing conditions as “Eligible Holders.”

Upon the terms and subject to the conditions of the Exchange Offer, Eligible Holders that validly tender, and do not validly withdraw, their Existing Notes at or prior to 5:00 p.m., New York City Time, on December 21, 2016 (the “Early Tender Time”), will receive $1,000 principal amount of SFHC’s 9.125% Senior Notes due 2022 (the “New Notes”) (the “Total Consideration”). The Total Consideration includes an early tender payment of $50 principal amount of New Notes (the “Early Tender Payment”).

Upon the terms and subject to the conditions of the Exchange Offer, Eligible Holders that validly tender their Existing Notes after the Early Tender Time but at or prior to midnight, New York City time, on January 6, 2017, unless extended or earlier terminated by Syniverse (the “Expiration Time”), will receive $950 principal amount of the New Notes (the “Exchange Consideration”). The Exchange Consideration does not include the Early Tender Payment.

In addition, holders of Existing Notes validly tendered in the Exchange Offer and not validly withdrawn will receive on the settlement date accrued and unpaid interest to, but not including, the settlement date in cash on all such Existing Notes validly tendered and accepted for exchange.

If the aggregate principal amount of Existing Notes that are validly tendered prior to the Expiration Time exceeds the Maximum Exchange Amount, then only an aggregate principal amount of Existing Notes validly tendered equal to the Maximum Exchange Amount will be accepted for exchange. Existing Notes validly tendered at or before the Early Tender Time will be accepted for exchange on a pro rata basis in relation to the aggregate principal amount of Existing Notes tendered at or before the Early Tender Time and before any Existing Notes validly tendered after the Early Tender Time. As such, all Existing Notes that are tendered for exchange in the Exchange Offer at or before the Early Tender Time will have priority over Existing Notes that are tendered for exchange after the Early Tender Time. If the aggregate principal amount of Existing Notes validly tendered at or before the Early Tender Time is equal to or in excess of the Maximum Exchange Amount, then we will not accept any Existing Notes tendered for exchange after the Early Tender Time. Existing Notes validly tendered after the Early Tender Time and accepted for exchange (if any) will be exchanged on a pro rata basis in relation to the aggregate principal amount of Existing Notes tendered after the Early Tender Time.

Consummation of the Exchange Offer is conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum and the Letter of Transmittal. In addition, the Exchange Offer may be terminated or withdrawn at any time, in SFHC’s sole and absolute discretion, subject to compliance with applicable law.

The complete terms and conditions of the Exchange Offer are described in the Offering Memorandum and Letter of Transmittal, copies of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the information and exchange agent in connection with the Exchange Offer, at (800) 628-8528 (toll-free) or (212) 269-5550 (Banks and Brokers) or by visiting www.dfking.com/Syniverse to complete the eligibility process. Holders of Existing Notes that are not Eligible Holders will not be able to receive such documents, but Syniverse will make alternative arrangements available to ensure that they can participate, subject to applicable law. Such holders should contact D.F. King & Co., Inc. and will receive information about alternative arrangements available to them.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offer is being made and the New Notes are being offered only to “qualified institutional buyers,” holders that are not “U.S. persons” and certain institutional investors that are “accredited investors” as such terms are defined under the Securities Act. The New Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and, accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal. The Exchange Offer is subject to the terms and conditions set forth in the Offering Memorandum and the Letter of Transmittal.

About Syniverse

Syniverse is the leading global transaction processor that connects approximately 1,500 mobile service providers, enterprises, ISPs and OTTs in nearly 200 countries and territories, enabling seamless mobile communications across disparate and rapidly evolving networks, devices and applications. We deliver innovative cloud-based solutions that facilitate superior end-user experiences through always-on services and real-time engagement. For more than 25 years, Syniverse has been simplifying complexity to deliver the promise of mobility – a simple, interoperable experience, anytime, anywhere.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, the satisfaction of the conditions to the Exchange Offer and the completion of the proposed Exchange Offer. Forward-looking statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those stated in the forward-looking statements. Some of the forward-looking statements can be identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will” and “would” or the negatives thereof, variations thereof or other similar words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. Forward-looking statements are based on information available to us at the time and management’s good faith belief with respect to future events, and are subject to risks and uncertainties that may be beyond our control or that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statements are made. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect thereto or with respect to other forward-looking statements.

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